Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF 99¢ ONLY STORES

This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to  Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Report”) for the period ended September 29, 2012 of 99¢ Only Stores (the “Issuer”).

I, Frank Schools, the Chief Financial Officer of the Issuer certify that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  November 13, 2012

By:	/s/ Frank Schools
Frank Schools, Senior Vice President, Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C 1350) and is not being filed as part of the Report or as a separate disclosure document.